ARROW DYNAMIC INCOME FUND

(formerly known as Arrow Alternative Solutions Fund)

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

(a series of Arrow Investments Trust)

Supplement dated December 1, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information dated December 1, 2017

The following provides notice to shareholders of important upcoming changes to the Fund’s investment objective.

The Fund’s current investment objective is to seek “capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity markets.”

Effective January 30, 2018 the Fund’s investment objective will be:

The Fund seeks income, and long-term capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity and fixed income markets.

This Supplement and the existing Summary Prospectus, Prospectus, and Statement of Additional Information dated December 1, 2017, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus, and Statement of Additional Information dated December 1, 2017, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-277-6933.